Investor Relations
Heather Hille
Managing Director, Corporate Affairs
(952) 887-8923, heather.hille@toro.com

Media Relations
Branden Happel
Senior Manager, Public Relations
(952) 887-8930, branden.happel@toro.com

For Immediate Release

The Toro Company Completes Acquisition of Tornado Infrastructure Equipment Ltd.

BLOOMINGTON, Minn. (December 8, 2025) – The Toro Company (NYSE: TTC) today announced that it has successfully completed its acquisition of publicly held Tornado Infrastructure Equipment Ltd. (TSX-V: TGH). Based in Calgary, Alberta, Tornado is a leading manufacturer in hydrovac excavation solutions for the underground construction, power transmission and energy markets.

Known for producing powerful, high-quality and versatile equipment designed to safely excavate in urban areas and around critical infrastructure, this acquisition complements The Toro Company’s innovative construction product portfolio and capitalizes on accelerated growth in vacuum excavation. With the addition of Tornado, alongside Ditch Witch and other leading underground construction brands, The Toro Company is strategically positioned to further its market reach and reinforce its leadership within the industry.

“The addition of Tornado significantly strengthens our leadership in underground and enables The Toro Company, along with our extensive portfolio of leading construction brands, to capture a greater share of the rapidly growing infrastructure space and deliver sustained value to our shareholders,” said Richard Olson, chairman and chief executive officer. “We have long regarded Tornado for their innovation in the marketplace, and we are pleased to welcome their talented team to The Toro Company and build on our continued success. We are confident that our combined commitment to innovation, operational excellence, and serving customers will further enhance our position in the industry.”

The purchase price was $279 million (CAD), which was financed with debt from existing credit facilities and additional financial arrangements. The transaction is expected to be neutral to adjusted earnings per share in the first year after closing and will be increasingly accretive thereafter. As previously communicated, the company expects to realize annual run-rate cost synergies of $3 million (USD) over three years through purchasing and manufacturing efficiencies. In addition, there are revenue synergies and working capital improvements anticipated over time.

During the trailing 12 months ended September 30, 2025, Tornado generated net sales of approximately $161 million (CAD). The Toro Company expects to provide guidance regarding the anticipated contribution of the acquisition to its fiscal year 2026 financial results at the time of its fourth quarter earnings call, scheduled for December 17, 2025.

About The Toro Company

The Toro Company (NYSE: TTC) is a leading global provider of solutions for the outdoor environment including turf and landscape maintenance, snow and ice management, underground utility construction, rental and specialty construction, and irrigation and outdoor lighting solutions. With net sales of $4.6 billion in fiscal 2024, The Toro Company’s global presence extends to more than 125 countries through a family of brands that includes Toro, Ditch Witch, Exmark, Spartan, BOSS, Ventrac, Tornado, American Augers, Subsite, HammerHead, Radius, Perrot, Hayter, Unique Lighting Systems, Irritrol, and Lawn-Boy. Through constant innovation and caring relationships built on trust and integrity, The Toro Company and its family of brands have built a legacy of excellence by helping customers work on golf courses, sports fields, construction sites, public green spaces, commercial and residential properties and agricultural operations. For more information, visit www.thetorocompany.com.

About Tornado Infrastructure Equipment

Tornado is a pioneer and leader in the vacuum truck industry and has been a choice of utility and oilfield professionals with over 1,900 hydrovacs sold since 2008. The Company designs and manufactures hydrovac trucks as well as provides heavy duty truck maintenance operations in central Alberta. It sells hydrovac trucks to excavation service providers in the infrastructure and industrial construction and oil and gas markets. Hydrovac trucks use high pressure water and vacuum to safely penetrate and cut soil to expose critical infrastructure for repair and installation without damage. Hydrovac excavation methods are quickly becoming a standard in North America to safely excavate in urban areas and around critical infrastructure greatly reducing infrastructure damage and related fatalities. For more information about Tornado Infrastructure Equipment Ltd., visit www.tornadotrucks.com.

Forward-Looking Statements

This news release contains not only historical information, but also forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, and that are subject to the safe harbor created by those sections. Statements that are not historical are forward-looking and reflect expectations and assumptions. Forward-looking statements are based on management’s current assumptions and expectations of future events, and often can be identified by words such as “anticipate,” “believe,” “become,” “can,” “continue,” “could,” “encourage,” “estimate,” “expect,” “forecast,” “goal,” “guidance,” “improve,” “intend,” “likely,” “looking ahead,” “may,” “optimistic,” “outlook,” “plan,” “possible,” “potential,” “pro forma,” “project,” “promise,” “pursue,” “should,” “strive,” “target,” “will,” “would,” “seek,” variations of such words or the negative thereof, and similar expressions or future dates. Some of the forward-looking statements in this release about The Toro Company’s acquisition of Tornado Infrastructure Equipment Ltd. include The Toro Company’s expected earnings contribution from the Acquisition and expected value to be achieved through synergies and working capital improvements. Forward-looking statements involve risks and uncertainties that could cause actual events and results to differ materially from those projected or implied. The following are some of the factors known to The Toro Company that could cause The Toro Company’s actual results to differ materially from what The Toro Company has anticipated in its forward-looking statements: the failure by The Toro Company to achieve the net sales, earnings and any cost or revenue synergies and any working capital improvements expected from the acquisition or delays in the realization thereof; delays and challenges in integrating the businesses after the acquisition is completed; business disruption as a result of the completion of the acquisition; loss of key personnel; unanticipated liabilities or exposures for which The Toro Company has not been indemnified or may not recover; infringement of intellectual property rights of others associated with the rights acquired in the acquisition; and general adverse business, economic or competitive conditions. For more information regarding these and other uncertainties and factors that could cause The Toro Company’s actual results to differ materially from what it has anticipated in its forward-looking statements or otherwise could materially adversely affect its business, financial condition or operating results, see The Toro Company’s most recent annual report on Form 10-K, Part I, Item 1A, “Risk Factors”, Quarterly Report on Form 10-Q, Part II, Item IA, “Risk Factors” and other filings with the Securities and Exchange Commission (“SEC”).   All forward-looking statements included in this release are expressly qualified in their entirety by the foregoing cautionary statements. The Toro Company cautions readers not to place undue reliance on any forward-looking statement which speaks only as of the date made and to recognize that forward-looking statements are predictions of future results, which may not occur as anticipated. Actual results could differ materially from those anticipated in the forward-looking statements and from historical results, due to the risks and uncertainties described above, the risks described in The Toro Company’s most recent Annual Report on Form 10-K, Part I, Item 1A, “Risk Factors”, Quarterly Report on Form 10-Q, Part II, Item IA, “Risk Factors,” other filings with the SEC as well as others that The Toro Company may consider immaterial or does not anticipate at this time. The foregoing risks and uncertainties are not exclusive and further information concerning The Toro Company and its businesses, including factors that potentially could materially affect The Toro Company’s financial results or condition, may emerge from time to time. The Toro Company makes no commitment to revise or update any forward-looking statements in order to reflect events or circumstances occurring or existing after the date any forward-looking statement is made. The Toro Company advises you, however, to consult any further disclosures it makes on related subjects in its future Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K that The Toro Company may file with, or furnish to, the SEC.

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